Exhibit 99.7

                              COLLATERAL ASSIGNMENT


      THIS COLLATERAL ASSIGNMENT is made and entered into the 9th day of September, 2005 by CSI BUSINESS FINANCE, INC. (f/k/a Health Express USA, Inc.) ("Assignor"), in favor of CORNELL CAPITAL PARTNERS, LP ("Assignee").

                                   WITNESSETH:

      WHEREAS, On the date hereof, the Assignor is the legal and beneficial owner of that certain Secured Convertible Debenture (the "Bio-One Debenture") issued by Bio-One Corporation, a Nevada corporation ("Bio-One") purusant to the Securties Purchase Agreement between the Assignor and Bio-One dated March 29, 2004. In addition, Bio-One issued to the Assignor various Promissory Notes, of which the principal amount of $500,000 is outstanding (the "Bio-One Notes"). In connection with the Securites Purchase Agreement and the Convertible Debenture issued thereunder (the "Convertible Debenture") of even date herewith between the Assignor and the Assignee, the Assignor is obligated to assign to the Assignee the Bio-One Debenture, the Bio-One Notes, the Security Agreement dated as of March 29, 2004 and the Pledge and Escrow Agreement dated as of September __, 2005 (which Security Agreement and Pledge and Escrow Agreement secure the obligations under the Bio-One Debenture and the Bio-One Notes) (collectively, the "Bio-One Documents"). Accordingly, the Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Assignee Eight Million Five Hundred Thousand Dollars ($8,500,000) of the outstanding principal balance of the Bio-One Debentures and the Bio-One Notes and all of its rights thereunder, including without limitation the right to collect from the Company the principal amounts outstanding thereunder, plus accrued but unpaid penalties and interest thereunder. This assignment is made free and clear of any and all claims, liens, demands, restrictions or encumbrances of any kind whatsoever. The Assignor shall hereby return the original Bio-One Debentures and Bio-One Notes to the Assignee upon the execution of this Agreement.

      NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Assignor, and intending to be legally bound, Assignor assigns to Assignee all of its right, title and interest in and to the Bio-One Documents to the fullest extent permitted by law.

      1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Securities Purchase Agreement between the Assignor and Bio-One.

      2. Assignor has granted, bargained, sold, assigned, transferred and set over and by these presents does hereby grant, bargain, sell, assign, transfer, grant a security interest in and set over unto Assignee, its respective successors and assigns, all the rights, interests and privileges which Assignor has or may have in or under the Bio-One Documents, including without limiting the generality of the foregoing, the present and continuing right with full

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power and authority, in its own name, or in the name of Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Bio-One Documents, (ii) to do any and all things which Assignor is or may become entitled to do under the Convertible Debenture, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Bio-One Documents.

      3. The acceptance of this Assignment and the payment or performance under the Bio-One Documents shall not constitute a waiver of any rights of Assignee under the terms of the Bio-One Documents, it being understood that, until the occurrence of an a default under the Bio-One Documents, and the exercise of Assignee's rights under Section 4 hereof, Assignor shall have all rights to the Bio-One Documents and to retain, use and enjoy the same.

      4. Assignor, upon the occurrence of a payment default under the Convertible Debenture, hereby authorizes Assignee, at Assignee's option, to enforce and exercise all rights and privileges with respect to the Bio-One Documents that, pursuant to Schedule I, is associated with the payment which is in default. Assignor does hereby irrevocably constitute and appoint Assignee, while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney in fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of the Bio-One Documents and all benefits accrued thereunder, whether at law, in equity or otherwise; provided, however, that Assignee shall not exercise any such power unless and until a default in the payment associated with that contract shall have occurred. Assignor acknowledges and agrees that (i) the power of attorney herein granted shall in no way be construed as to benefit Assignor; and (ii) the Assignee herein granted this power of attorney shall have no duty to exercise any powers granted hereunder for the benefit of Assignor. The Assignee hereby accepts this power of attorney and all powers granted hereunder for the benefit of the Assignee.

      5. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Bio-One Documents, and Assignor hereby agrees to indemnify Assignee for, and to save Assignee harmless from, any and all liability arising under the Bio-One Documents, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.

      6. Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

      t 6 0 7. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under the Bio-One Documents.

      8. Assignor covenants and warrants that:

      (a) it has the power and authority to assign the Bio-One Documents and there have been no prior assignments of the Bio-One Documents;


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      (b) the Bio-One Documents is and shall be a valid contract, and that there are and shall be, to Assignor's knowledge, no defaults on the part of any of the parties thereto;

      (c) it will not assign, pledge or otherwise encumber the Bio-One Documents without the prior written consent of Assignee;

      (d) it will not cancel, terminate or accept any surrender of the Bio-One Documents, or amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of the Assignee thereto;

      (e) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to the Bio-One Debenture; and

      (f) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request.

      9. Assignor shall have the right, from time to time, to substitute new assigned contracts for the Bio-One Documents on Schedule I so long as the substitute contracts provide for a purchase price equal to or greater than the Bio-One Debenture to be released. Upon any such substitution, the parties hereto shall confirm the substitution in writing and shall replace Schedule I with a new Schedule reflecting updated Bio-One Debenture.

      10. At such time as the Convertible Debenture is satisfied or discharged, this Assignment and all of Assignee's right, title and interest hereunder with respect to the Bio-One Documents shall terminate.

      11. This Assignment shall inure to the benefit of Assignee, and its successors and assigns, and shall be binding upon Assignor, and its successors, and assigns.

      12. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to its conflicts of law principles.

      13. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement. Assignor acknowledges and agrees that a telecopy transmission to Assignee of signature pages hereof purporting to be signed on behalf of Assignor shall constitute effective and binding execution and delivery hereof by Assignor.

                            [SIGNATURE PAGE FOLLOWS]


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                            [SIGNATURE PAGE 1 OF 1 TO
                             COLLATERAL ASSIGNMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their respective officers or agents thereunto duly authorized, as of the date first above written.


CSI BUSINESS FINANCE, INC.

By:
   ----------------------------
Name:  Timothy J. Connolly
Title: President & CEO



CORNELL CAPITAL PARTNERS, LP

By:   Yorkville Advisors, LLC
Its:  General Partner

By:
   ----------------------------
Name:  Mark Angelo
Title: Portfolio Manager

                                   SCHEDULE I

                                BIO-ONE DOCUMENTS